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EXHIBIT 10.13

AMENDMENT NO. 5 TO AMENDED, MODIFIED AND RESTATED
MASTER LEASE AGREEMENT

    THIS AMENDMENT NO. 5 TO AMENDED, MODIFIED AND RESTATED MASTER LEASE AGREEMENT is dated as of October 26, 1999 (the "Amendment No. 5"), is between

    JACKSONVILLE FUNDING ENTERPRISES, LLC, a Delaware limited liability company and successor in interest to Jacksonville Funding Corporation (the "Lessor"); and

    MICHAELS STORES, INC., a Delaware corporation (the "Lessee"); and

    amends that certain Amended, Modified and Restated Master Lease Agreement dated as of December 18, 1995 (as amended by Amendment No. 1 to Amended, Modified and Restated Master Lease Agreement dated as of April 22, 1996, Amendment No. 2 to Amended, Modified and Restated Master Lease Agreement dated as of July 11, 1996, Amendment No. 3 to Amended, Modified and Restated Master Lease Agreement dated as of August 15, 1996, Amendment No. 4 to Amended, Modified and Restated Master Lease Agreement dated as of March 11, 1997 and as such may have otherwise been amended in accordance with the terms and conditions thereof prior to the date hereof, the "Original Lease Agreement") (between Jacksonville Funding Corporation (a corporation which merged into the Lessor with the Lessor being the surviving entity of such merger)) and the Lessee.

    NOW, THEREFORE, the parties hereto agree as follows:

    1.  Section 11.02(e) of the Original Lease Agreement is deleted in its entirety and replaced with the following:

      "(e) Limitation on Capital Expenditures. The Lessee will not make, or permit any Subsidiary of the Lessee to make, Capital Expenditures in any fiscal year set forth in the table below that exceed, in the aggregate, the amount set forth opposite such fiscal year in such table:

Fiscal Year	Amount
1999	$100,000,000.00
2000	$110,000,000.00

  provided, however, that, if during any fiscal year the amount of Capital Expenditures permitted for that fiscal year in the table above is not so utilized, twenty five percent (25%) of such unutilized amount may be utilized in the next succeeding fiscal year but not in any subsequent fiscal year. Notwithstanding the foregoing, the Lessee may make additional Capital Expenditures in connection with the replacement of the Lexington, Kentucky distribution center in an amount not to exceed $40,000,000.00.

    2.  The Lessee represents and warrants that (a) this Amendment No. 5 constitutes its legal, valid, and binding obligation, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Lease Event of Default after giving effect to this Amendment No. 5, (c) its representations and warranties set forth in the Original Lease Agreement and the other Operative Documents are true and correct on the date hereof after giving effect to this Amendment No. 5, (d) it has complied with all agreements and conditions to be complied with by it under the Original Lease Agreement and the other Operative Documents by the date hereof after giving effect to this Amendment No. 5, (e) the Original Lease Agreement, as amended hereby, and the other Operative Documents remain in full force and effect, and (f) no notice to, or consent of, any Person is required under the terms of any agreement of the Lessee in connection with the execution of this Amendment No. 5.

    3.  The Lessee shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to the Lessor, the Agent to the Lenders and the Co-Agent to the Lenders as any such Person or any Lender may deem reasonably necessary or appropriate in connection with this Amendment No. 5.

    4.  Except as hereby modified, the terms and conditions of the Original Lease Agreement remain in full force and effect.

    5.  This Amendment No. 5 has been delivered in, and shall in all respects be governed by, and construed in accordance with, the laws of the State of Texas applicable to agreements made and to be performed entirely within such State, including all matters of construction, validity and performance; provided, notwithstanding the foregoing, to the extent relating to the creation and perfection of liens on real estate in the State of Florida or any other state, this Amendment No. 5 shall be governed by, and construed in accordance with, the laws of the State of Florida or such other state.

    6.  This Amendment No. 5 may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

    7.  All capitalized terms used but not otherwise defined herein shall have the meanings set forth therefor in the Original Lease Agreement and/or Appendix A thereto.

(Signature pages follow.)

    IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 5 as of the above-written date.

JACKSONVILLE FUNDING ENTERPRISES, LLC, as a successor in interest to Jacksonville Funding Corporation, by its members
By First Security Bank, National Association, as Owner Trustee for Michaels Stores Trust 1995-1
By

Name

Title

By First Security Bank, National Association, as Owner Trustee for Michaels Stores Trust 1995-2
By

Name

Title

[signature pages continue]

MICHAELS STORES, INC.
By

Name

Title

[signature pages continue]

ACKNOWLEDGED AND AGREED:

BANK OF AMERICA, N.A., (successor in interest to
NationsBank of Texas, N.A.) as Agent
to the Lenders and as a Lender

By

Name

Title

[signature pages continue]

Receipt of the original counterpart of the foregoing Amendment No. 5 is hereby acknowledged on this ___ day of _____, 1999.1

BANK OF AMERICA, N.A., as Agent to the Lenders

By

Name

Title

[signature pages continue]

1 This acknowledgment is executed in the original counterpart only.

GUARANTY FEDERAL BANK F.S.B. as a Lender

By

Name

Title

[signature pages continue]

CREDIT LYONNAIS NEW YORK BRANCH, as Co-Agent to the Lenders and as a Lender

By

Name

Title

[signature pages end]

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AMENDMENT NO. 5 TO AMENDED, MODIFIED AND RESTATED MASTER LEASE AGREEMENT